UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 13, 2003

                           NETWORK INSTALLATION CORP.
                                  ------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           NEVADA           000-25499            88-0390360
      ------------------    ----------          --------------
        (State or other
       jurisdiction of     (Commission           (IRS Employer
         incorporation)     File Number)       Identification No.)


                       18  Technology  Dr.,  Suite  140A
                            Irvine,  CA  92618
                        Facsimile:  (949)753-7499
               ---------------------------------------------------
               (Address  of  principal  executive  offices)  (Zip  Code)


  Registrant's  telephone  number,  including  area  code:  (949)753-7551

ITEM  1.     Changes  in  Control  of  Registrant.

         The Registrant has previously filed its Current Report on Form 8-K, dated June 13, 2003 (pertaining to the acquisition of 100% of the issued and outstanding shares of the common stock of Network Installation Corporation in exchange for $50,000 cash and 7,382,000 shares of the registrant's common stock) without certain financial information required by Item 7 of such Form 8-K. The Registrant hereby amends Item 5 and 7, subparagraph (a) of the Current Report on Form 8-K to read as follows:

ITEM  2.     Acquisition  of  Assets.

             Not  applicable.


ITEM  3.     Bankruptcy  or  Receivership.

             Not  applicable.


ITEM  4.     Changes  in  Registrant's  Certifying  Accountant.

             Not  applicable.


ITEM  5.     Other  Events.

             Not  applicable.


ITEM  6.     Resignations  of  Registrant's  Directors.

             Not  applicable.


ITEM 7. Financial Statements, Pro Forma Financial Information of Combined Entity and Exhibits

          (a)      Balance  Sheets  as  of  December 31, 2002 and as of December
                   31,  2001

                   Statements of Operations for the years ended December 31, 2002 and 2001

                   Statement of Stockholders' deficit for the year ended December 31, 2002 and 2001

                   Statements of Cash Flows for the years ended December 31, 2002 and 2001

                   Notes  to  Financial  Statements  for  2002  and  2001

          (b) Unaudited Balance Sheets as of March 31, 2003 and as of March 31, 2002

                   Unaudited Statements of Operations for the periods ended March 31, 2003 and 2002

                   Unaudited Statement of Stockholders' deficit for the periods ended March 31, 2003 and 2002

                   Unaudited Statements of Cash Flows for the periods ended March 31, 2003 and 2002

                   Notes to Unaudited Financial Statements for the periods ended March 31, 2003 and 2002

          (c)      Pro-forma
                   Unaudited Pro-forma combined statements derived from the audited financial statements of Network Installation Corporation for the year ended December 31, 2002 and the audited financial statements of Flexxtech Corporation for the year ended December 31, 2002

          (d)      Pro-forma
                   Unaudited Pro-forma combined statements derived from the unaudited financial statements of Network Installation Corporation for the period ended March 31, 2003 and the audited financial statements of Flexxtech Corporation for the period ended March 31, 2003


          (e)      Report  of  Kabani  &  Company,  Inc.,  Independent
                   Certified Public Accountants for the years ended December 31, 2002 and 2001




 (a) FINANCIAL STATEMENTS AT AND FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001:






                        NETWORK INSTALLATION CORPORATION
                                 BALANCE SHEETS
                           DECEMBER 31, 2002 AND 2001

                            ASSETS
                          ----------
                                                               2002        2001
                                                          ----------  ----------
CURRENT ASSETS:
  Cash & cash equivalents. . . . . . . . . . . . . . . .  $  17,319   $  13,577
  Accounts receivable. . . . . . . . . . . . . . . . . .          -      50,219
                                                          ----------  ----------
    Total current assets . . . . . . . . . . . . . . . .     17,319      63,796

PROPERTY AND EQUIPMENT, NET. . . . . . . . . . . . . . .     10,262       7,917

RECEIVABLE FROM RELATED PARTY. . . . . . . . . . . . . .     73,206      73,206
                                                          ----------  ----------
                                                          $ 100,787   $ 144,919
                                                          ==========  ==========


               LIABILITIES AND STOCKHOLDER'S DEFICIT
           -----------------------------------------------

CURRENT LIABILITIES:
  Accounts payable & accrued expenses. . . . . . . . . .  $ 430,462   $ 330,646
  Note payable . . . . . . . . . . . . . . . . . . . . .     50,000      50,000
                                                          ----------  ----------
    Total current liabilities. . . . . . . . . . . . . .    480,462     380,646

COMMITMENT & CONTINGENCY

STOCKHOLDER'S DEFICIT
  Common stock, no par value; Authorized shares 500,000,
  Issued and outstanding  shares 10,000. . . . . . . . .     10,000      10,000
  Accumulated deficit. . . . . . . . . . . . . . . . . .   (389,675)   (245,727)
                                                          ----------  ----------
    Total stockholder's deficit. . . . . . . . . . . . .   (379,675)   (235,727)
                                                          ----------  ----------
                                                          $ 100,787   $ 144,919
                                                          ==========  ==========
The accompanying notes are an integral part of these financial statements.

                        NETWORK INSTALLATION CORPORATION
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                      2002        2001
                                                 ----------  ----------

NET REVENUE . . . . . . . . . . . . . . . . . .  $ 804,080   $ 294,271

COST OF REVENUE . . . . . . . . . . . . . . . .    568,444     171,635
                                                 ----------  ----------

GROSS PROFIT. . . . . . . . . . . . . . . . . .    235,636     122,636

Operating expenses. . . . . . . . . . . . . . .    340,267     304,364
                                                 ----------  ----------

         LOSS FROM OPERATIONS . . . . . . . . .   (104,631)   (181,728)

Non-operating income (expense):
  Interest expense. . . . . . . . . . . . . . .     (4,375)     (1,405)
  Litigation. . . . . . . . . . . . . . . . . .          -    (125,000)
                                                 ----------  ----------
  Total non-operating income (expense). . . . .     (4,375)   (126,405)
                                                 ----------  ----------

LOSS BEFORE INCOME TAX. . . . . . . . . . . . .   (109,006)   (308,133)

Provision for income tax. . . . . . . . . . . .        800         800
                                                 ----------  ----------
NET LOSS. . . . . . . . . . . . . . . . . . . .  $(109,806)  $(308,933)
                                                 ==========  ==========

                                                 ----------  ----------
BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF
    COMMON STOCK OUTSTANDING. . . . . . . . . .     10,000      10,000
                                                 ==========  ==========

                                                 ----------  ----------
BASIC AND DILUTED NET LOSS PER SHARE. . . . . .  $  (10.98)  $  (30.89)
                                                 ==========  ==========
The accompanying notes are an integral part of these financial statements.




                        NETWORK INSTALLATION CORPORATION
                  STATEMENTS OF STOCKHOLDER'S EQUITY (DEFICIT)
                FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001.

                                                 COMMON STOCK                  RETAINE      TOTAL
                                                 ------------                  EARNINGS     STOCKHOLDER'S
                                                 NUMBER OF                    (ACCUMULATED  EQUITY
                                                 SHARES        AMOUNT          DEFICIT)     (DEFICIT)
                                                 ------------  --------------  ----------  ----------
BALANCE AT JANUARY 1, 2001. . . . . . . . . . .        10,000  $       10,000  $  63,206   $  73,206

Net loss for the year 2001. . . . . . . . . . .             -               -   (308,933)   (308,933)
                                                 ------------  --------------  ----------  ----------

BALANCE AT DECEMBER 31, 2001. . . . . . . . . .        10,000          10,000   (245,727)   (235,727)

Distribution. . . . . . . . . . . . . . . . . .             -               -    (34,142)    (34,142)

Net loss for the year 2002. . . . . . . . . . .             -               -   (109,806)   (109,806)
                                                 ------------  --------------  ----------  ----------

BALANCE AT DECEMBER 31, 2002. . . . . . . . . .        10,000  $       10,000  $(389,675)  $(379,675)
                                                 ============  ==============  ==========  ==========
The accompanying notes are an integral part of these financial statements.






                        NETWORK INSTALLATION CORPORATION
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                              2002        2001
                                                         ----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss. . . . . . . . . . . . . . . . . . . . . . .  $(109,806)  $(308,933)
  Adjustments to reconcile net loss to net cash
     provided by (used in) operating activities:
    Depreciation and amortization . . . . . . . . . . .      3,355         343
    (Increase) decrease in current assets:
      Accounts receivables. . . . . . . . . . . . . . .     50,219     (50,219)
    Increase (decrease) in current liabilities:
      Accounts payable and accrued expense. . . . . . .     99,816     330,646
                                                         ----------  ----------
  Total Adjustments . . . . . . . . . . . . . . . . . .    153,390     280,770
                                                         ----------  ----------
    Net cash provided by (used in) operating activities     43,584     (28,163)
                                                         ----------  ----------

CASH FLOWS FROM INVESTING ACTIVITIES
    Acquisition of property & equipment . . . . . . . .     (5,700)     (8,260)
                                                         ----------  ----------
    Net cash used in investing activities . . . . . . .     (5,700)     (8,260)
                                                         ----------  ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Distribution to shareholder . . . . . . . . . . . .    (34,142)          -
    Proceed from line of credit . . . . . . . . . . . .          -      50,000
                                                         ----------  ----------
    Net cash provided by (used in) financing activities    (34,142)     50,000
                                                         ----------  ----------

NET INCREASE IN CASH & CASH EQUIVALENTS . . . . . . . .      3,742      13,577

CASH & CASH EQUIVALENTS, BEGINNING BALANCE. . . . . . .     13,577           -
                                                         ----------  ----------
CASH & CASH EQUIVALENTS, ENDING BALANCE . . . . . . . .  $  17,319   $  13,577
                                                         ==========  ==========
The accompanying notes are an integral part of these financial statements.


                        NETWORK INSTALLATION CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

1.     DESCRIPTION  OF  BUSINESS  AND  SEGMENTS

Network Installation Corporation ("the Company"), a privately held corporation was organized on July 18, 1997, under the laws of the State of California. The Company is a full service computer cabling, networking and telecommunications integrator contractor, providing networks from stem to stem in house. The Company participates in the worldwide network infrastructure market to end users, structured cabling market and the telephony services.

On May 23, 2003, all the outstanding Common Shares of the Company were acquired by Flexxtech Corporation, a Nevada corporation. The purchase price consisted of $50,000 cash, 7,382,000 shares of Flexxtech Corporation's common stock and five year option to purchase an additional 618,000 shares of Flexxtech Corporation's stock if the Company's total revenue exceeds $450,000 for the period beginning on June 1, 2003 and ending August 31, 2003. The option is exercisable at a price equal to the closing bid price of the stock on August 31, 2003.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

USE  OF  ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

CASH  AND  CASH  EQUIVALENTS

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

ALLOWANCE  FOR  DOUBTFUL  ACCOUNTS

In determining the allowance to be maintained, management evaluates many factors including industry and historical loss experience. The allowance for doubtful accounts is maintained at an amount management deems adequate to cover estimated losses. The Company considers accounts receivable to be fully collectible;
accordingly,  no  allowance  for  doubtful  accounts  is  required.

PROPERTY  &  EQUIPMENT

Property and equipment is carried at cost. Depreciation of property and equipment is provided using the declining balance method over the estimated useful lives of the assets at five to seven years. Expenditures for maintenance and repairs are charged to expense as incurred.

LONG-LIVED  ASSETS

In August 2001, the FASB issued Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"). FAS 144 clarifies the accounting for the impairment of long-lived assets and for long-lived assets to be disposed of, including the disposal of business segments and major lines of business. The Company has implemented FAS 144 for this fiscal year. Long-lived assets are reviewed when facts and circumstances indicate that the carrying value of the asset may not be recoverable. When necessary, impaired assets are written down to estimated fair value based on the best information available. Estimated fair value is generally based on either appraised value or measured by discounting estimated future cash flows. Considerable management judgment is necessary to estimate discounted future cash flows. Accordingly, actual results could vary significantly from such estimates.

As  of  December  31,  2002,  no  impairment  has  been  indicated.

FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

REVENUE  RECOGNITION

The Company's revenue recognition policies are in compliance with all applicable accounting regulations, including American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 81-1, Accounting for Performance of Construction-Type and Certain Production-Type Contracts. Revenues from installations, cabling and networking contacts are recognized when the contracts are completed (Completed-Contract Method). The completed-contract method is used because the contracts are short-term in duration or the Company is unable to make reasonably dependable estimates of the costs of the contracts.

Under the Completed-Contract Method, revenues and expenses are recognized when services have been performed and the projects have been completed. For projects, which have been completed but not yet billed to customers, revenue is recognized based on management's estimates of the amounts to be realized. When such projects are billed, any differences between the initial estimates and the actual amounts billed are recorded as increases or decreases to revenue. Expenses are recognized in the period in which the corresponding liability is incurred. Because of short duration of the contracts, the Company did not have any work in progress as of June 30, 2003.

The Company's revenue recognition policy for sale of network products is in compliance with Staff accounting bulletin (SAB) 101. Revenue from the sale of network products is recognized when a formal arrangement exists, the price is fixed or determinable, the delivery is completed and collectibility is reasonably assured. Generally, the Company extends credit to its customers and does not require collateral. The Company performs ongoing credit evaluations of its customers and historic credit losses have been within management's expectations.

ADVERTISING

The Company expenses advertising costs as incurred. Advertising expenses for the year ended December 31, 2002 and 2001 were $-0- .

INCOME  TAXES

The Company had elected for federal income tax purposes, under the Internal Revenue Code and the States of Texas and California, to be an S-corporation. In lieu of corporation income taxes, the stockholders of an S-corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal or state income taxes other than state franchise tax for California and Texas have been included in these financial statements.

SEGMENT  REPORTING

 Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure About Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. SFAS 131 has no effect on the Company's consolidated financial statements as substantially all of the Company's operations are conducted in one industry segment.

RISKS  AND  UNCERTAINTIES

VULNERABILITY DUE TO SUPPLIER CONCENTRATIONS - The Company had a major source for the supply of materials in 2002 and 2001. The percentages of purchases from this source were 94% and 93% of total purchases in the year ended December 31, 2002 and 2001, respectively. Total outstanding balances due this supplier as of December 31, 2002 and 2001 were $84,452 and $20,312, respectively. The effect of the loss of any of these sources or a disruption in their business will depend primarily upon the length of time necessary to find a suitable alternative source and could have a material adverse effect on the Company's results of operations.

VULNERABILITY DUE TO CUSTOMER CONCENTRATIONS - Total sales to three major customers in the year ended December 31, 2002 amounted to approximately $428,000 and to four major customers in the year ended December 31, 2001 amounted to $277,000. The Company had receivable balance of $-0- from these customers as of December 31, 2002 and $1,372 as of December 31, 2001.

RECENT  PRONOUNCEMENTS

In May 2002, the Board issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). SFAS 145 rescinds the automatic treatment of gains or losses from extinguishments of debt as extraordinary unless they meet the criteria for extraordinary items as outlined in APB Opinion No. 30, Reporting the Results of Operations, Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS 145 also requires sale-leaseback accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions and makes various technical corrections to existing pronouncements. The provisions of SFAS 145 related to the rescission of FASB Statement 4 are effective for fiscal years beginning after May 15, 2002, with early adoption encouraged. All other provisions of SFAS 145 are effective for transactions occurring after May 15, 2002, with early adoption encouraged. The adoption of SFAS 145 does not have a material effect on the earnings or financial position of the Company.

In June 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with exit or Disposal Activities." This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." This Statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under Issue 94-3 a liability for an exit cost as defined, was recognized at the date of an entity's commitment to an exit plan. The adoption of SFAS 146 does not have a material effect on the earnings or financial position of the Company.

In October 2002, the FASB issued SFAS No. 147, "Acquisitions of Certain Financial Institutions." SFAS No. 147 removes the requirement in SFAS No. 72 and Interpretation 9 thereto, to recognize and amortize any excess of the fair value of liabilities assumed over the fair value of tangible and identifiable intangible assets acquired as an unidentifiable intangible asset. This statement requires that those transactions be accounted for in accordance with SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." In addition, this statement amends SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," to include certain financial institution-related intangible assets. The adoption of SFAS 147 does not have a material effect on the earnings or financial position of the Company.

In November 2002, the FASB issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect
Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires that upon issuance of a guarantee, a guarantor must recognize a liability for the fair value of an obligation assumed under a guarantee. FIN 45 also requires additional disclosures by a guarantor in its interim and annual financial statements about the obligations associated with guarantees issued. The recognition provisions of FIN 45 are effective for any guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002The adoption of this pronouncement does not have a material effect on the earnings or financial position of the Company.

In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock Based Compensation-Transition and Disclosure". SFAS No. 148 amends SFAS No. 123, "Accounting for Stock Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used, on reported results. The Statement is effective for the Companies' interim reporting period ending January 31, 2003. The adoption of SFAS 148 does not have a material effect on the earnings or financial position of the Company.

On April 30, 2003, the FASB issued FASB Statement No. 149 (FAS 149), Amendment of Statement 133 on Derivative Instruments and Hedging Activities. FAS 149 amends and clarifies the accounting guidance on (1) derivative instruments (including certain derivative instruments embedded in other contracts) and (2) hedging activities that fall within the scope of FASB Statement No. 133 (FAS
133), Accounting for Derivative Instruments and Hedging Activities. FAS 149 also amends certain other existing pronouncements, which will result in more consistent reporting of contracts that are derivatives in their entirety or that contain embedded derivatives that warrant separate accounting. FAS 149 is effective (1) for contracts entered into or modified after June 30, 2003, with certain exceptions, and (2) for hedging relationships designated after June 30, 2003. The guidance is to be applied prospectively. The Company does not expect the adoption of SFAS No. 149 to have a material impact on its financial position or results of operations or cash flows.

On May 15, 2003, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 150 (FAS 150), Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. FAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, FAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. FAS 150 affects an entity's classification of the following freestanding instruments: a) Mandatorily redeemable instruments b) Financial instruments to repurchase an entity's own equity instruments c) Financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (i) a fixed monetary amount known at inception or (ii) something other than changes in its own equity instruments d) FAS 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. The guidance in FAS 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. For private companies, mandatorily redeemable financial instruments are subject to the provisions of FAS 150 for the fiscal period beginning after December 15, 2003. The Company does not expect the adoption of SFAS No. 150 to have a material impact on its financial position or results of operations or cash flows.

3.      GOING  CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. However, the Company has accumulated deficit of $389,675 at December 31, 2002, including net losses of $109,806 and $308,933 for the years ended December 31, 2002 and 2001, respectively. The Company's total liabilities exceeded its total assets by $379,675 as of December 31, 2002. The continuing losses have adversely affected the liquidity of the Company. The Company faces continuing significant business risks, including but not limited to, its ability to maintain vendor and supplier relationships by making timely payments when due.

In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. Management devoted considerable effort during the period ended December 31, 2002, towards (i) reduction of salaries and general and administrative expenses. In that regard, the Company consummated a transaction whereby 100% of the Company's outstanding shares were acquired by Flexxtech Corporation (note 12).

4.    PROPERTY  AND  EQUIPMENT

Property  and  equipment  comprised  of following on December 31, 2002 and 2001:

                          2002           2001
                          ----           ----
Furniture  &  fixtures  $   3,160       $  3,160
Machinery  &  Equipment    10,800          5,100
                          -------        -------
                           13,960          8,260
Less  Accumulated
  Depreciation           (  3,698)         (343)
                          -------        -------
                        $  10,262       $  7,917
                         ========        ========



5.     RECEIVABLE  FROM  RELATED  PARTY

On January 1, 2001, the Company sold all the assets and liabilities for $73,206 to an entity related by a common officer and shareholder. The amount is due on demand and bears no interest. The Company did not have any activities from January 1, 2001 to September 30, 2001 and resumed the operation in October 2001.

6.    ACCOUNTS  PAYABLE  AND  ACCRUED  EXPENSES

Accounts payable and accrued expenses consisted of following on December 31, 2002 and 2001:

                                  2002                            2001
                                  ----                            ----
Accounts  payable            $  141,275                       $  81,265
Payroll  taxes payable          122,123                         122,123
Accrued  expenses               167,064                         127,258
                               --------                        ---------
                             $  430,462                       $ 330,646
                             ==========                        =========



The payroll taxes liabilities are for the calendar years from 1999 through 2001. The Company has agreed to pay $6,500 per month to the tax collecting authorities, beginning March 15, 2003 until the entire amount is paid in full.

7.   NOTE  PAYABLE

The Company has an unsecured note of $50,000, guaranteed by the officer and shareholder of the Company, bearing an interest rate of 8.75%. The note was payable through a revolving line of credit, which commenced on November 6, 2001, the date of the note, and was to be expired in three years following the note date. The Company was to pay a total of 36 payments of interest only on the disbursed balance beginning one month from the note date and every month thereafter. The term period was to commence upon the termination of the revolving line of credit period. During the term period, the Company was to pay principal and interest payments in equal installment sufficient to fully amortize the principal balance outstanding, beginning one month from the commencement of the term period. All remaining principal and accrued interest was due and payable 7 years from the date of the note.

As a result of acquisition by Flexxtech (note 12) subsequent to the year ended December 31, 2002, the Company was in default on this note, since the note prohibited a change of ownership over 25% of the Company's common stock outstanding. The entire principal amount became due upon default and the revolving line of credit is no longer available to the Company. The Company is in the process of making payment arrangement with the financing institution.

The interests on this note were $4,375 and $729 for the year ended December 31, 2002 and 2001, respectively.

8.     COMMITMENT  &  LITIGATION

Lease:

The Company paid the usage charge each month for its office space. On February 5, 2003, the Company entered into short term rental agreement for 90 days and month to month thereafter. The monthly rental is $2,289.

The rent expenses were $12,323 and $ 10,199 for the year ended December 31, 2002 and 2001, respectively.

Litigation:

The Company was the defendant in a collection action brought by a vendor. The allegation is that the Company failed to pay for goods and services provided by the vendor in the amount of $125,000. This amount was accrued in the financial statements for the year ended December 31, 2001.

9.      STOCKHOLDERS'  EQUITY

During the years ended December 31, 2002 and 2001, the Company did not issue any additional shares. Company has 10,000 issued and outstanding shares at the end of December 31, 2002 and 2001.

10.   BASIC  AND  DILUTED  NET  LOSS  PER  SHARE
Basic and diluted net loss per share for the twelve-month period ended December 31, 2002 and 2001 were determined by dividing net loss for the periods by the weighted average number of basic and diluted shares of common stock outstanding.

11.     SUPPLEMENTAL  DISCLOSURE  OF  CASH  FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

The Company paid interest of $3,526 and $676 during the year ended December 31, 2002 and 2001, respectively. The Company paid income taxes of $-0- during the years ended December 31, 2002 and 2001.

12.     SUBSEQUENT  EVENT

On May 23, 2003, Flexxtech Corporation (Flex) and the Company closed a purchase agreement whereby Flex acquired 100% of the issued and outstanding common stock of the Company. The purchase price consisted of $50,000 cash, 7,382,000 shares of Flex's common stock and five year option to purchase an additional 618,000 shares of Flex's if the Company's total revenue exceeds $450,000 for the period beginning on June 1, 2003 and ending August 31, 2003. The option is exercisable at a price equal to the closing bid price of the stock on August 31, 2003.

Pursuant to the terms of the share exchange agreement, control of the combined companies passed to the former shareholders of the Company. This type of share exchange has been treated as a capital transaction accompanied by recapitalization of the Company in substance, rather than a business combination, and is deemed a "reverse acquisition" for accounting purposes since the former owners of the Company controlled majority of the total common shares outstanding immediately following the acquisition. No pro forma financial statements are being presented as Flex had no significant asset prior to the acquisition.


(b) UNAUDITED FINANCIAL STATEMENT AT AND FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2003 & 2002:





                        NETWORK INSTALLATION CORPORATION
                                 BALANCE SHEETS
                            MARCH 31, 2003 AND 2002
                                  (UNAUDITED)

                                     ASSETS
                                   ----------
                                                                     2003        2002
                                                                ----------  ----------
CURRENT ASSETS:
  Cash & cash equivalents. . . . . . . . . . . . . . . . . . .  $   9,593   $       -
  Accounts receivable. . . . . . . . . . . . . . . . . . . . .    268,318      11,364
  Deposit. . . . . . . . . . . . . . . . . . . . . . . . . . .      2,289           -
                                                                ----------  ----------
    Total current assets . . . . . . . . . . . . . . . . . . .    280,200      11,364

PROPERTY AND EQUIPMENT, NET. . . . . . . . . . . . . . . . . .      9,421       7,077

RECEIVABLE FROM RELATED PARTY. . . . . . . . . . . . . . . . .     73,206      73,206
                                                                ----------  ----------
                                                                $ 362,827   $  91,647
                                                                ==========  ==========


                        LIABILITIES AND STOCKHOLDER'S DEFICIT
                      -----------------------------------------

CURRENT LIABILITIES:
  Accounts payable & accrued expenses. . . . . . . . . . . . .  $ 650,036   $ 334,618
  Advance from officer . . . . . . . . . . . . . . . . . . . .          -      14,711
  Due to factor. . . . . . . . . . . . . . . . . . . . . . . .     48,992           -
  Note payable . . . . . . . . . . . . . . . . . . . . . . . .     47,500      50,000
                                                                ----------  ----------
    Total current liabilities. . . . . . . . . . . . . . . . .    746,528     399,329

COMMITMENT & CONTINGENCY

STOCKHOLDER'S DEFICIT
  Common stock, no par value; authorized shares 500,000,
  issued and outstanding shares 10,000 . . . . . . . . . . . .     10,000      10,000
  Accumulated deficit. . . . . . . . . . . . . . . . . . . . .   (393,701)   (317,682)
                                                                ----------  ----------
    Total stockholder's deficit. . . . . . . . . . . . . . . .   (383,701)   (307,682)
                                                                ----------  ----------
                                                                $ 362,827   $  91,647
                                                                ==========  ==========
The accompanying notes are an integral part of these financial statements.




                        NETWORK INSTALLATION CORPORATION
                            STATEMENTS OF OPERATIONS
            FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2003 AND 2002
                                  (UNAUDITED)

                                                                2003       2002
                                                            ---------  ---------

NET REVENUE. . . . . . . . . . . . . . . . . . . . . . . .  $442,606   $ 39,451

COST OF REVENUE. . . . . . . . . . . . . . . . . . . . . .   186,359     16,547
                                                            ---------  ---------

GROSS PROFIT . . . . . . . . . . . . . . . . . . . . . . .   256,247     22,904

Operating expenses . . . . . . . . . . . . . . . . . . . .   192,001     91,996
                                                            ---------  ---------

INCOME (LOSS) FROM OPERATIONS. . . . . . . . . . . . . . .    64,246    (69,092)

Non-operating Income (expense):
  Interest expense . . . . . . . . . . . . . . . . . . . .    (1,094)    (2,063)
                                                            ---------  ---------

INCOME (LOSS) BEFORE INCOME TAX. . . . . . . . . . . . . .    63,152    (71,155)

Provision for income tax . . . . . . . . . . . . . . . . .       800        800
                                                            ---------  ---------
NET INCOME (LOSS). . . . . . . . . . . . . . . . . . . . .  $ 62,352   $(71,955)
                                                            =========  =========

BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF
    COMMON STOCK OUTSTANDING . . . . . . . . . . . . . . .    10,000     10,000
                                                            =========  =========

                                                            ---------  ---------
BASIC AND DILUTED NET INCOME (LOSS) PER SHARE. . . . . . .  $   6.24   $  (7.20)
                                                            =========  =========
The accompanying notes are an integral part of these financial statements.





                        NETWORK INSTALLATION CORPORATION
                      STATEMENTS OF STOCKHOLDER'S DEFICIT
            FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2003 AND 2002
                                  (UNAUDITED)

                                                              COMMON STOCK
                                                              -------------                                  TOTAL
                                                              NUMBER OF                     ACCUMULATED      STOCKHOLDER'S
                                                              SHARES         AMOUNT         DEFICIT          DEFICIT
                                                              -------------  -------------  ---------------  ----------
BALANCE AT JANUARY 1, 2002 . . . . . . . . . . . . . . . . .        10,000   $     10,000   $     (245,727)  $(235,727)

Net loss for the three month period ended March 31,  2002. .                                       (71,955)    (71,955)
                                                              -------------  -------------  ---------------  ----------

BALANCE AT MARCH 31, 2002. . . . . . . . . . . . . . . . . .        10,000         10,000         (317,682)   (307,682)

Distribution . . . . . . . . . . . . . . . . . . . . . . . .             -              -          (34,142)    (34,142)

Net loss from April 1, 2002 to December 31, 2002 . . . . . .             -              -          (37,851)    (37,851)
                                                              -------------  -------------  ---------------  ----------

BALANCE AT DECEMBER 31, 2002 . . . . . . . . . . . . . . . .        10,000         10,000         (389,675)   (379,675)

Deemed dividend (note 10). . . . . . . . . . . . . . . . . .                                       (66,378)    (66,378)

Net income for the three month period ended March 31,  2003.                                        62,352      62,352
                                                              -------------  -------------  ---------------  ----------

BALANCE AT MARCH 31, 2003. . . . . . . . . . . . . . . . . .        10,000   $     10,000   $     (393,701)  $(383,701)
                                                              =============  =============  ===============  ==========
The accompanying notes are an integral part of these financial statements.




                        NETWORK INSTALLATION CORPORATION
                            STATEMENTS OF CASH FLOWS
            FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2003 AND 2002
                                  (UNAUDITED)

                                                                 2003       2002
                                                            ----------  ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss). . . . . . . . . . . . . . . . . . . .  $  62,352   $(71,955)
  Adjustments to reconcile net income (loss) to net cash
     used in operating activities:
    Depreciation and amortization. . . . . . . . . . . . .        841        840
    (Increase) decrease in current assets:
      Accounts receivables . . . . . . . . . . . . . . . .   (334,696)    38,855
      Deposit. . . . . . . . . . . . . . . . . . . . . . .     (2,289)         -
    Increase in current liabilities:
      Accounts payable and accrued expense . . . . . . . .    219,574      3,972
                                                            ----------  ---------
  Total Adjustments. . . . . . . . . . . . . . . . . . . .   (116,570)    43,667
                                                            ----------  ---------
    Net cash used in operating activities. . . . . . . . .    (54,218)   (28,288)
                                                            ----------  ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Loan from officer. . . . . . . . . . . . . . . . . . .          -     14,711
    Payment on note. . . . . . . . . . . . . . . . . . . .     (2,500)         -
    Proceed from factor. . . . . . . . . . . . . . . . . .     48,992          -
                                                            ----------  ---------
    Net cash provided by  financing activities . . . . . .     46,492     14,711
                                                            ----------  ---------

NET DECREASE IN CASH & CASH EQUIVALENTS. . . . . . . . . .     (7,726)   (13,577)

CASH & CASH EQUIVALENTS, BEGINNING BALANCE . . . . . . . .     17,319     13,577
                                                            ----------  ---------
CASH & CASH EQUIVALENTS, ENDING BALANCE. . . . . . . . . .  $   9,593   $      -
                                                            ==========  =========
The accompanying notes are an integral part of these financial statements.

                              NETWORK INSTALLATION
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

1.     DESCRIPTION  OF  BUSINESS  AND  SEGMENTS

Network Installation Corporation ("the Company"), a privately held corporation is organized on July 18, 1997, under the laws of the State of California. The Company is a full service computer cabling, networking and telecommunications integrator contractor, providing networks from stem to stem in house. The Company participates in the worldwide network infrastructure market to end users, structured cabling market and the telephony services.

On May 23, 2003, 100% of the outstanding Common Shares of the Company were acquired by Flexxtech Corporation, a Nevada corporation. The purchase price consisted of $50,000 cash, 7,382,000 shares of Flexxtech Corporation's common stock and five year option to purchase an additional 618,000 shares of Flexxtech Corporation's stock if the Company's total revenue exceeds $450,000 for the period beginning on June 1, 2003 and ending August 31, 2003. The option is exercisable at a price equal to the closing bid price of the stock on August 31, 2003.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

USE  OF  ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

CASH  AND  CASH  EQUIVALENTS

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

ALLOWANCE  FOR  DOUBTFUL  ACCOUNTS

In determining the allowance to be maintained, management evaluates many factors including industry and historical loss experience. The allowance for doubtful accounts is maintained at an amount management deems adequate to cover estimated losses. The Company considers accounts receivable to be fully collectible;
accordingly,  no  allowance  for  doubtful  accounts  is  required.

PROPERTY  &  EQUIPMENT

Property and equipment is carried at cost. Depreciation of property and equipment is provided using the declining balance method over the estimated useful lives of the assets at five to seven years. Expenditures for maintenance and repairs are charged to expense as incurred.

LONG-LIVED  ASSETS

In August 2001, the FASB issued Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"). FAS 144 clarifies the accounting for the impairment of long-lived assets and for long-lived assets to be disposed of, including the disposal of business segments and major lines of business. The Company has implemented FAS 144 for this fiscal year. Long-lived assets are reviewed when facts and circumstances indicate that the carrying value of the asset may not be recoverable. When necessary, impaired assets are written down to estimated fair value based on the best information available. Estimated fair value is generally based on either appraised value or measured by discounting estimated future cash flows. Considerable management judgment is necessary to estimate discounted future cash flows. Accordingly, actual results could vary significantly from such estimates.

As of December 31, 2002, no impairment has been indicated.

FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

REVENUE  RECOGNITION

The Company's revenue recognition policies are in compliance with all applicable accounting regulations, including American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 81-1, Accounting for Performance of Construction-Type and Certain Production-Type Contracts. Revenues from installations, cabling and networking contacts are recognized when the contracts are completed (Completed-Contract Method). The completed-contract method is used because the contracts are short-term in duration or the Company is unable to make reasonably dependable estimates of the costs of the contracts.

Under the Completed-Contract Method, revenues and expenses are recognized when services have been performed and the projects have been completed. For projects, which have been completed but not yet billed to customers, revenue is recognized based on management's estimates of the amounts to be realized. When such projects are billed, any differences between the initial estimates and the actual amounts billed are recorded as increases or decreases to revenue. Expenses are recognized in the period in which the corresponding liability is incurred. Because of short duration of the contracts, the Company did not have any work in progress as of June 30, 2003.

The Company's revenue recognition policy for sale of network products is in compliance with Staff accounting bulletin (SAB) 101. Revenue from the sale of network products is recognized when a formal arrangement exists, the price is fixed or determinable, the delivery is completed and collectibility is reasonably assured. Generally, the Company extends credit to its customers and does not require collateral. The Company performs ongoing credit evaluations of its customers and historic credit losses have been within management's expectations.

ADVERTISING

The Company expenses advertising costs as incurred. Advertising expenses for the three-month period ended March 31, 2003 and 2002 were $-0- .

INCOME  TAXES

The Company has elected for federal income tax purposes, under the Internal Revenue Code and the States of Texas and California, to be an S-corporation. In lieu of corporation income taxes, the stockholders of an S-corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal or state income taxes other than state franchise tax for California and Texas have been included in these financial statements.

SEGMENT  REPORTING

 Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure About Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. SFAS 131 has no effect on the Company's consolidated financial statements as substantially all of the Company's operations are conducted in one industry segment.

RISKS  AND  UNCERTAINTIES

VULNERABILITY DUE TO SUPPLIER CONCENTRATIONS - The Company had two major sources for the supply of materials in the three-month period ended March 31, 2003, which accounted for 85% of total purchases of the Company. Total outstanding balance due this supplier as of March 31, 2003 was $153,307. There was no major supplier, purchases from which exceeded 10% of the Company's total purchases, in the three-month period ended March 31, 2002. The effect of the loss of any of these sources or a disruption in their business will depend primarily upon the length of time necessary to find a suitable alternative source and could have a material adverse effect on the Company's results of operations.

VULNERABILITY DUE TO CUSTOMER CONCENTRATIONS - In the period ended March 31, 2003, total sales to three major customers, sales to which exceeded 10% of the Company's total annual sales, amounted to approximately $335,000 and to a major customer in the period ended March 31, 2002 amounted to $38,000. There was receivable balance of $169,915 from these customers as of March 31, 2003 and $9,807 as of March 31, 2002.

RECENT  PRONOUNCEMENTS

On April 30, 2003, the FASB issued FASB Statement No. 149 (FAS 149), Amendment of Statement 133 on Derivative Instruments and Hedging Activities. FAS 149 amends and clarifies the accounting guidance on (1) derivative instruments (including certain derivative instruments embedded in other contracts) and (2) hedging activities that fall within the scope of FASB Statement No. 133 (FAS
133), Accounting for Derivative Instruments and Hedging Activities. FAS 149 also amends certain other existing pronouncements, which will result in more consistent reporting of contracts that are derivatives in their entirety or that contain embedded derivatives that warrant separate accounting. FAS 149 is effective (1) for contracts entered into or modified after June 30, 2003, with certain exceptions, and (2) for hedging relationships designated after June 30, 2003. The guidance is to be applied prospectively. The Company does not expect the adoption of SFAS No. 149 to have a material impact on its financial position or results of operations or cash flows.

On May 15, 2003, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 150 (FAS 150), Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. FAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, FAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. FAS 150 affects an entity's classification of the following freestanding instruments: a) Mandatorily redeemable instruments b) Financial instruments to repurchase an entity's own equity instruments c) Financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (i) a fixed monetary amount known at inception or (ii) something other than changes in its own equity instruments d) FAS 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. The guidance in FAS 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. For private companies, mandatorily redeemable financial instruments are subject to the provisions of FAS 150 for the fiscal period beginning after December 15, 2003. The Company does not expect the adoption of SFAS No. 150 to have a material impact on its financial position or results of operations or cash flows.

3.      GOING  CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. However, the Company has accumulated deficit of $393,701. The continuing losses have adversely affected the liquidity of the Company. The Company faces continuing significant business risks, including but not limited to, its ability to maintain vendor and supplier relationships by making timely payments when due.

In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. Management devoted considerable effort during the period ended March 31, 2003 in reduction of salaries and general and administrative expenses. In that regard, the Company consummated a transaction whereby 100% of the Company's outstanding shares were acquired by Flexxtech Corporation (note 13).

4.    PROPERTY  AND  EQUIPMENT

Property  and  equipment  comprised  of  following  on  March 31, 2003 and 2002:

                             2003             2002
                             ----             ----
Furniture  &  fixtures   $   3,160        $   3,160
Machinery  &  Equipment     10,800            5,100
                            ------            -----
                            13,960            8,260
Less  Accumulated
  Depreciation            (  4,539)          (1,182)
                            -------           ------
                         $   9,421        $   7,077
                            =======            ======

5.     RECEIVABLE  FROM  RELATED  PARTY

On January 1, 2001, the Company sold all the assets and liabilities of the Company for $73,206, to an entity related by a common officer and shareholder. The amount is due on demand and is interest free.


6.    ACCOUNTS  PAYABLE  AND  ACCRUED  EXPENSES

Accounts payable and accrued expenses consisted of following on March 31, 2003 and 2002:

                                           2003                      2002
                                           ----                       ----
Accounts  payable                      $  317,072                $   83,347
Payroll  tax  payable                     148,123                   122,123
Accrued  expenses                         184,841                   129,148
                                       ----------                 ---------
                                       $  650,036                $  334,618
                                       ==========                ==========

The payroll liability of $122,123 is for the calendar years 1999 to 2001. The Company agreed to pay $6,500 per month beginning March 15, 2003 until the balance is fully paid.

7.   NOTE  PAYABLE

The Company has an unsecured note of $50,000, guaranteed by the officer and shareholder of the Company, bearing an interest rate of 8.75%. The note was payable through a revolving line of credit, which commenced on November 6, 2001, the date of the note, and was to be expired in three years following the note date. The Company was to pay a total of 36 payments of interest only on the disbursed balance beginning one month from the note date and every month thereafter. The term period was to commence upon the termination of the revolving line of credit period. During the term period, the Company was to pay principal and interest payments in equal installment sufficient to fully amortize the principal balance outstanding, beginning one month from the commencement of the term period. All remaining principal and accrued interest was due and payable 7 years from the date of the note.

As a result of acquisition by Flexxtech (note 12) subsequent to the period ended March 31, 2003, the Company was in default on this note, since the note prohibited a change of ownership over 25% of the Company's common stock outstanding. The entire principal amount became due upon default and the revolving line of credit is no longer available to the Company. The Company is in the process of making payment arrangement with the financing institution.

The interests on this note were $1,094 for the periods ended March 31, 2003 and 2002.

8.      DUE  TO  FACTOR

On February 27, 2003, the Company entered into a factoring and security agreement to sell, transfer and assign certain accounts receivable to Orange Commercial Credit (OCC). OCC may on its sole discretion purchase any specific account. All accounts sold are with recourse on seller. All of the Company's property including accounts receivable, inventories, equipment and promissory notes are collateral under this agreement. OCC will advance 80% of the face amount of each account. The difference between the face amount of each purchased account and advance on the purchased account shall be reserve and will be released after deductions of discount and charge backs on the 15th and the last day of each month. OCC charges 1% of gross face value of purchased receivable for finance charge and 1% for administrative fees with minimum charge of $750 on each settlement date. As of March 31, 2003, the Company factored receivables of approximately $59,500. In connection with the factoring agreement, the Company included fees of $575 in the period ended March 31, 2003.

9.     COMMITMENT  &  LITIGATION

Lease:

The Company did not have a lease agreement during the period ended March 31, 2002. The Company paid the usage charge each month. On February 5, 2003, the Company entered into short term rental agreement for 90 days and month to month thereafter. The monthly rental is $2,289.

The rent expenses were $9,156 and $100 for the period ended March 31, 2003 and 2002, respectively.

Litigation:

The Company was the defendant in a collection action brought by a vendor. The allegation is that the Company failed to pay for goods and services provided by the vendor in the amount of $125,000. This amount was accrued in the financial statements for the year ended December 31, 2001.

10.      RELATED  PARTY  TRANSACTIONS

The Company earned revenue from an entity related by a common officer and shareholder, amounting $98,791 during the three month period ended March 31, 2003. The account receivable balance of $66,378 from this entity was written off as of March 31, 2003. The entire amount of write-off has been recorded as deemed dividend in the accompanying financial statements.

11.   BASIC  AND  DILUTED  NET  LOSS  PER  SHARE

Basic and diluted net loss per share for the three-month period ended March 31, 2003 and 2002 were determined by dividing net loss for the periods by the weighted average number of basic and diluted shares of common stock outstanding. Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti-dilutive.

12.     SUPPLEMENTAL  DISCLOSURE  OF  CASH  FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

The Company paid interest of $-0- and $969 during the period ended March 31, 2003 and 2002, respectively. The Company paid income taxes of $-0- during the period ended March 31, 2003 and 2002.

13.     SUBSEQUENT  EVENT

On May 23, 2003, Flexxtech Corporation (Flex) and the Company closed a purchase agreement whereby Flex acquired 100% of the issued and outstanding common stock of the Company. The purchase price consisted of $50,000 cash, 7,382,000 shares of Flex's common stock and five year option to purchase an additional 618,000 shares of Flex's if the Company's total revenue exceeds $450,000 for the period beginning on June 1, 2003 and ending August 31, 2003. The option is exercisable at a price equal to the closing bid price of the stock on August 31, 2003.

Pursuant to the terms of the share exchange agreement, control of the combined companies passed to the former shareholders of the Company. This type of share exchange has been treated as a capital transaction accompanied by recapitalization of the Company in substance, rather than a business combination, and is deemed a "reverse acquisition" for accounting purposes since the former owners of the Company controlled majority of the total common shares outstanding immediately following the acquisition. No pro forma financial statements are being presented as Flex had no significant asset prior to the acquisition.

(c)      PROFORMA FINANCIAL INFORMATION.





                                         NETWORK INSTALLATION CORPORATION
                                         PRO FORMA STATEMENT OF OPERATIONS
                                       FOR THE YEAR ENDED DECEMBER 31, 2002
                                                    (UNAUDITED)

The  following  unaudited Pro Forma Statement of operations has been derived from the audited financial statements statements  of  Flexxtech  (A)  for  the  year  ended  December  31,  2002  and  the  audited financial  statements  of  Network  Installation  Corporation.  (B)  for  the  year  ended  December  31,  2002.
The  Pro  Forma  Statements  of  Operations  reflects  the  acquisition  of  B  by  A  (a  reporting  company)
on  5/23/2003  in  a  acquisition  using  reverse  acquisition  method  of  accounting  and  assumes  that such  acquisition  was  consummated  as  of  January  1,  2002.

The  Pro  Forma  Statement  of  Operations  and  financial  conditions  should  be  read  in conjunction  with  the  Financial  Statements  of  A,  the  Financial  Statements  of  B  and  the  Notes  to  the
financial  statements.  The  Pro  Forma  Statements  do  not  purport  to  represent  what  the  Company's results of  operations  and financial conditions would actually have been if the acquisition of A had occurred on the date indicated  or  to  project  the  company's  results  of  operations  for  any future period or date. The Pro Forma adjustments,  as  described  in  the  accompanying  data,  are  based  on  available  information  and  the assumption  set  forth  in  the  foot  notes  below,  which  management  believes  are  reasonable.


                                                         Flexxtech      Network Ins.    Pro Forma     Pro Forma
                                                          (Historical)    (Historical)  Adjustment    Combined
                                                         -------------  --------------  ------------  ------------

Net Revenue . . . . . . . . . . . . . . . . . . . . . .  $          -   $     804,080   $         -   $   804,080

Cost of revenue . . . . . . . . . . . . . . . . . . . .             -         568,444             -       568,444
                                                         -------------  --------------  ------------  ------------

Gross profit. . . . . . . . . . . . . . . . . . . . . .             -         235,636             -       235,636

Operating expenses. . . . . . . . . . . . . . . . . . .     1,685,298         340,267             -     2,025,565
                                                         -------------  --------------  ------------  ------------

Loss from operations. . . . . . . . . . . . . . . . . .    (1,685,298)       (104,631)            -    (1,789,929)

Non-operating income (Expenses) . . . . . . . . . . . .      (601,283)         (4,375)            -      (605,658)
                                                         -------------  --------------  ------------  ------------

Income before provision for income taxes. . . . . . . .    (2,286,581)       (109,006)            -    (2,395,587)

Provision for taxes . . . . . . . . . . . . . . . . . .         1,600             800             -         2,400
                                                         -------------  --------------  ------------  ------------

LOSS FROM CONTINUING OPERATIONS . . . . . . . . . . . .    (2,288,181)       (109,806)            -    (2,397,987)

DISCONTINUED OPERATIONS:

  Loss from operations of  subsidiary disposed in 2002.    (1,513,889)              -             -    (1,513,889)
  Gain (loss) on disposal of subsidiary, net. . . . . .       452,498               -             -       452,498
                                                         -------------  --------------  ------------  ------------
                                                           (1,061,391)              -             -    (1,061,391)
                                                         -------------  --------------  ------------  ------------

NET LOSS. . . . . . . . . . . . . . . . . . . . . . . .  $ (3,349,572)  $    (109,806)  $         -   $(3,459,378)
                                                         =============  ==============  ============  ============


EARNINGS PER SHARE

   Weighted -average number of
   shares outstanding . . . . . . . . . . . . . . . . .       193,260          10,000     7,382,000     7,575,260
                                                         =============  ==============                ============

   Loss per share . . . . . . . . . . . . . . . . . . .  $     (17.33)  $      (10.98)                $     (0.46)
                                                         =============  ==============                ============

NOTES:

(1)  Loss  per  share  data  shown  above  are  applicable  for  both  primary  and  fully  diluted.

(2)  Weighted-average  number  of  shares  outstanding  for  the  combined  entity  includes  all  shares  issued before  the  acquisition  as  if  outstanding  as  of  January  1,  2002.

(3)  Weighted  average  number  of  shares  outstanding  for  combined  entity  includes  193,260  shares  of  A
     (after  200:1  reverse  split  on  January  23,  2003)  of the outstanding shares as of December 31, 2002 and
     7,382,000  shares  of  common  stock  issued  to  the  shareholders  of (B) pursuant to the stock acquisition and  reorganization  agreement.





                                         PRO FORMA STATEMENT OF FINANCIAL CONDITIONS
                                           FOR THE PERIOD ENDED DECEMBER 31, 2002
                                                         (UNAUDITED)

The  following  unaudited  Pro  Forma  Statement  of  financial  conditions  has  been  derived  from  the  audited financial  statements  of  Flexxtech  (A)  as  of  December  31,  2002  and  the  audited  financial statements  of  Network  Installation  Corporation  (B)  as  of  December  31,  2002.  The  unaudited  Pro  Forma Statements of  financial  conditions  reflects  the  acquisition  of  B  by  A  (a  reporting  company)
in  a  merger  using  reverse  acquisition  method  of  accounting.



                                     Flexxtech      Network Ins.                            Pro Forma           Pro Forma
                                      (Historical)    (Historical)        Investment        Adjustment          Combined
                                     -------------  --------------        -----------       -------------       ------------
ASSETS

Current Assets. . . . . . . . . . .  $     13,989   $      17,319                   -       $          -        $    31,308

Property & equipment, net . . . . .         3,683          10,262                   -                  -             13,945

Receivable from related party . . .             -          73,206                   -                  -             73,206

Investment. . . . . . . . . . . . .             -               -           1,157,300  (2)    (1,157,300)  (4)            -
                                     -------------  --------------        -----------       -------------       ------------
TOTAL ASSETS. . . . . . . . . . . .  $     17,672   $     100,787         $ 1,157,300       $ (1,157,300)       $   118,459
                                     =============  ==============        ===========       =============       ============


LIABILITIES & STOCKHOLDERS' DEFICIT

Current liabilities . . . . . . . .  $  2,808,613   $     480,462   (2A)       50,000  (2A) $          -        $ 3,339,075


Long term liabilities . . . . . . .       140,000               -                   -                  -            140,000
                                     -------------  --------------        -----------       -------------       ------------

    Total liabilities . . . . . . .     2,948,613         480,462           50,000.00                  -          3,479,075
                                     -------------  --------------        -----------       -------------       ------------

Stockholders' deficit;

  Common stock. . . . . . . . . . .           428          10,000               7,382  (2)       (10,000)  (1)        7,810


  Additional paid in capital. . . .    14,638,462               -           1,099,918  (2)   (17,584,581)  (3)            -
                                                                                               1,846,201   (3)


  Shares to be issued . . . . . . .        14,750               -                                                    14,750

  Retained earnings (deficit) . . .   (17,584,581)       (389,675)                            17,584,581   (3)   (3,383,176)
                                                                                              (1,846,201)  (3)
                                                                                              (1,147,300)  (4)
                                     -------------  --------------        -----------       -------------       ------------

     Total stockholders' equity . .    (2,930,941)       (379,675)          1,107,300         (1,157,300)        (3,360,616)
                                     -------------  --------------        -----------       -------------       ------------
TOTAL LIABILITIES AND
STOCKHOLDERS' DEFICIT . . . . . . .  $     17,672   $     100,787         $ 1,157,300       $ (1,157,300)       $   118,459
                                     =============  ==============        ===========       =============       ============


NOTES;

(1)  Elimination  of  Common  stock  of  (B)  before  the  acquisition

(2)  Issuance  of  shares  of  common  stock  to  shareholder  of  (B)  valued  at  $1,107,300

(2A)  As  a  part  of  acquisition,  payment  of  $50,000  to  be  made  along  with  issuance  of  shares.

(3)  Elimination  of  pre-acquisition  retained  earnings  of  (B)

(4)  Elimination  of  investment  in  subsidiary  on  consolidation







                                 NETWORK INSTALLATION CORPORATION
                                 PRO FORMA STATEMENT OF OPERATIONS
                                FOR THE PERIOD ENDED MARCH 31, 2003
                                            (UNAUDITED)

The following unaudited Pro Forma Statement of operations has been derived from the unaudited financial statements statements of Flexxtech (A) for the three month period ended March 31, 2003 and the unaudited financial statements of Network Installation Corporation (B) for the three month period ended March 31, 2003.

The Pro Forma Statements of Operations reflects the acquisition of B by A (a reporting company) on 5/23/2003 in a acquisition using reverse acquisition method of accounting and assumes that such acquisition was consummated as of January 1, 2003.

The Pro Forma Statement of Operations and financial conditions should be read in conjunction with the Financial Statements of A, the Financial Statements of B and the Notes to the financial statements. The Pro Forma Statements do not purport to represent what the Company's results of operations and financial conditions would actually have been if the acquisition of A had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable.


                                           Flexxtech      Network Ins.    Pro Forma    Pro Forma
                                            (Historical)    (Historical)  Adjustment   Combined
                                           -------------  --------------  -----------  -----------

Net Revenue . . . . . . . . . . . . . . .  $          -   $     442,606   $         -  $  442,606

Cost of revenue . . . . . . . . . . . . .             -         186,359             -     186,359
                                           -------------  --------------  -----------  -----------

Gross profit. . . . . . . . . . . . . . .             -         256,247             -     256,247

Operating expenses. . . . . . . . . . . .        50,530         192,001             -     242,531
                                           -------------  --------------  -----------  -----------

Loss from operations. . . . . . . . . . .       (50,530)         64,246             -      13,716

Non-operating income (Expenses) . . . . .       (12,605)         (1,094)            -     (13,699)
                                           -------------  --------------  -----------  -----------

Income before provision for income taxes.       (63,135)         63,152             -          17

Provision for taxes . . . . . . . . . . .           800             800             -       1,600
                                           -------------  --------------  -----------  -----------

NET INCOME (LOSS) . . . . . . . . . . . .  $    (63,935)  $      62,352   $         -  $   (1,583)
                                           =============  ==============  ===========  ===========


EARNINGS PER SHARE

   Weighted -average number of
   shares outstanding . . . . . . . . . .       485,907          10,000     7,382,000   7,867,907
                                           =============  ==============               ===========

   Loss per share . . . . . . . . . . . .  $      (0.13)  $        6.24                $    (0.00)
                                           =============  ==============               ===========

NOTES:

(1)  Loss  per  share  data  shown  above  are  applicable  for  both  primary  and fully diluted.

(2) Weighted-average number of shares outstanding for the combined entity includes all shares issued before the acquisition as if outstanding as of January 1, 2003.

(3) Weighted average number of shares outstanding for combined entity includes 193,260 shares of A (after 200:1 reverse split on January 23, 2003) of the outstanding shares as of March 31, 2003 and 7,382,000 shares of common stock issued to the shareholders of (B) pursuant to the stock acquisition and reorganization agreement.

(4) Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti-dilutive.



                                           PRO FORMA STATEMENT OF FINANCIAL CONDITIONS
                                                      AS AT MARCH 31, 2003
                                                           (UNAUDITED)

The  following  unaudited  Pro  Forma Statement of financial conditions has been derived from the unaudited financial statements of  Flexxtech  (A)  as  of  March  31,  2003  and  the  unaudited  financial  statements of Network Installation Corporation (B)
as  of  March  31,  2003.  The  unaudited  Pro  Forma  Statements  of  financial  conditions  reflects  the  acquisition of  B  by  A  (a  reporting  company)  in  a  merger  using  reverse  acquisition  method  of  accounting.




                                              Flexxtech      Network Ins.                       Pro Forma           Pro Forma
                                               (Historical)    (Historical)  Investment         Adjustment          Combined
                                              -------------  --------------  -----------        -------------       ------------
ASSETS

Current Assets . . . . . . . . . . . . . . .  $     45,335   $     280,200   $         -        $          -        $   325,535

Property & equipment, net. . . . . . . . . .             -           9,421             -                   -              9,421

Receivable from related party. . . . . . . .             -          73,206             -                   -             73,206

Investment . . . . . . . . . . . . . . . . .             -               -     1,157,300   (2)    (1,157,300)  (4)            -

                                              -------------  --------------  -----------        -------------       ------------
TOTAL ASSETS . . . . . . . . . . . . . . . .  $     45,335   $     362,827   $ 1,157,300        $ (1,157,300)       $   408,162
                                              =============  ==============  ===========        =============       ============


LIABILITIES & STOCKHOLDERS' DEFICIT

Current liabilities. . . . . . . . . . . . .  $  2,894,311   $     746,528   $    50,000  (2A)             -        $ 3,690,839

Long term liabilities. . . . . . . . . . . .       140,000               -             -                   -            140,000
                                              -------------  --------------  -----------        -------------       ------------

    Total liabilities. . . . . . . . . . . .     3,034,311         746,528        50,000                   -          3,830,839
                                              -------------  --------------  -----------        -------------       ------------

Stockholders' deficit:

  Common stock . . . . . . . . . . . . . . .           503          10,000         7,382   (2)       (10,000)  (1)        7,885


  Additional paid in capital . . . . . . . .    14,642,137               -     1,099,918   (2)   (17,584,581)  (3)        3,675
                                                                                                   1,846,201   (3)


  Shares to be issued. . . . . . . . . . . .        16,900               -             -                   -             16,900

  Retained earnings (deficit). . . . . . . .   (17,648,516)       (393,701)            -          17,584,581   (3)   (3,451,137)
                                                                                                  (1,846,201)  (3)
                                                                                                  (1,147,300)  (4)
                                              -------------  --------------  -----------        -------------       ------------

     Total stockholders' deficit . . . . . .    (2,988,976)       (383,701)    1,107,300          (1,157,300)        (3,422,677)
                                              -------------  --------------  -----------        -------------       ------------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT) . . . . . . .  $     45,335   $     362,827   $ 1,157,300        $ (1,157,300)       $   408,162
                                              =============  ==============  ===========        =============       ============


NOTES;

(1)  Elimination  of  Common  stock  of  (B)  before  the  acquisition

(2)  Issuance  of  shares  of  common  stock  to  shareholder  of  (B)  valued  at  $1,107,300

(2A)  As  a  part  of  acquisition,  payment  of  $50,000  to  be  made  along  with  issuance  of  shares.

(3)  Elimination  of  pre-acquisition  retained  earnings  of  (B)

(4)  Elimination  of  investment  in  subsidiary  on  consolidation


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To  the  Stockholders  and  Board  of  Directors
Network  Installation  Corporation

We have audited the accompanying balance sheets of Network Installation Corporation, a California Corporation, as of December 31, 2002 and 2001 and the related statements of operations, stockholders' equity (deficit) and cash flows for each of the two years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Network Installation Corporation as of December 31, 2002 and 2001 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has accumulated deficit of $389,675 and the Company's total liabilities exceeded the total assets by $379,675 and $235,727 as of December 31, 2002 and 2001, respectively. These factors as discussed in Note 3 to the financial statements, raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



KABANI  &  COMPANY,  INC.
CERTIFIED  PUBLIC  ACCOUNTANTS

Fountain  Valley,  California

July  1,  2003



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Network  Installation  Corporation
                                       (Registrant)



Date:  March 19, 2004                     /s/  Michael  Cummings
                                     -----------------------------------------
                                       Name:  Michael  Cummings
                                       Title:  CEO  and  Director